Exhibit 10.4

Equity Disposal Agreement

This equity disposal agreement (hereinafter referred to as “this Agreement”) is signed by and between the following parties (hereinafter referred to as “the parties”) in Beijing, China on February 5, 2021)

Party A:

Beijing Fengyuan Zhihui Education Technology Co., Ltd.

Address: Room 515, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing

Party B:

Yulong Yi, ID No. [*]

Address: Jizhang Village, Gaocun Town, Yiyang County,Henan Province

Ru Zhang, ID No. [*]

Address: Cuidiwan Building 25, Door 1, 1402, 15 Street,Nanchang Road,Jianxi District, Luoyang City,Henan Province

Shaowei Peng, ID No. [*]

Address: Siling Village,Lianzhuang Town,Yiyang County, Henan Province

Boyu Zhu, ID No. [*]

Address:Luyuan Building 12,#3, 602, Manda Road,Manzhouli City, Neimenggu Province

Junwei Cao, ID No. [*]

Address: Shuizhai Village 1, Shuizhai Town, Yichuan County, Henan Province

Zhenlei Li, ID No.410327198901225311

Address: Yanligou Village 59, Gaocun Town, Yiyang County, Henan Province

Xiangle Sun, ID No. [*]

Address: Sun Village #3, Minggao Town, Yichuan County, Henan Province

Wanwu Kang, ID No. [*]

Address: Gou Village #2, Limiao Zhen, Nanzhang County, Hubei Province

Fengying Yu, ID No. [*]

Address: Tucheng Village, Liusumu Town, Liangcheng County, Wulanchabumu City, Neimenggu Province

Zhe Wang, ID No. [*]

Address: Weiyi Road #3 Yard, Building 2, 39, Jinshui District, Zhengzhou City

Yue Wang, ID No. [*]

Address: Xingfu Street 75, Chongwen District, Beijing

Party C:

Beijing Zhuoxun Century Culture Communication Co., Ltd.(“Zhuoxun Culture”)

Address: Room 513, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing

Whereas

1. Party A is a wholly foreign-owned enterprise registered and existing in the People’s Republic of China

2. Party C is a limited liability company incorporated in China

3. Party B is the shareholder of Zhuoxun Culture (collectively referred to as the “authorized party”), of which Yulong Yi holds 53% equity, Ru Zhang holds 11% equity, Shaowei Peng holds 5% equity, Boyu Zhu holds 5% equity, Junwei Cao holds 5% equity, Zhenlei Li holds 5% equity, Xiangle Sun holds 5% equity, Wanwu Kang holds 4% equity, Fengying Yu holds 3% equity, Zhe Wang holds 2.5% equity and Yue Wang holds 1.5% equity.

4. Party A and Party B have signed a equity pledge agreement, under which Party B guarantees Zhuoxun Culture to perform its obligations under the exclusive consultation and service agreement signed with Party A. In order to ensure the security of the mortgage, and in consideration of the technical support provided by Party A to Zhuoxun Culture and the good cooperative relationship between the parties, the parties have reached the following agreement.

1. Granting Options

1.1 Grant

The parties to this agreement agree that, from the effective date of this agreement, unless it has been disclosed to Party A and with the prior explicit written permission of Party A, Party A shall have the exclusive option, in accordance with the provisions of this agreement, and Party A or the third party designated by Party A shall at any time purchase all or part of the equity held by the authorized party in Zhuoxun Culture at the lowest price permitted by the laws and regulations of the People’s Republic of China at the time of exercise. Party B agrees that, as a shareholder of Party C, if Party B legally obtains dividends, dividends or surplus property from Party C before the equity of Party C held by Party B is transferred to Party A, Party B shall, on the premise of complying with Chinese laws and after paying taxes required by Chinese laws, immediately pay all such income to Party A

The parties to this agreement agree that, from the effective date of this agreement, unless it has been disclosed to Party A and with the prior written permission of Party A, Party A has the exclusive option to purchase all or part of the assets held by Zhuoxun Culture at any time by Party A or its designated third party at the lowest price permitted by the laws and regulations of the people’s Republic of China at the time of exercise.

Party A shall be granted the above option after this agreement is signed by all parties and becomes effective, and the authorization shall be irrevocably or unchangeable during the term of this Agreement (including any extension period according to Article 1.2 below).

1.2 Validation

This agreement is signed by the parties and becomes effective on the first date as it appears hereof. This Agreement shall be valid for ten years from the effective date of this agreement. Before the expiration of this agreement, if Party A requests, all parties shall extend the term of this agreement according to Party A’s request and sign another equity disposal agreement or continue to perform this agreement according to Party A’s request.

2. Exercise of options and Delivery

2.1 Exercise Time

2.1.1 The authorized party agrees that, subject to the laws and regulations of the people’s Republic of China, Party A may exercise part or all of the options under this agreement at any time after this agreement is signed and takes effect.

2.1.2 The authorized party agrees that there is no limit on the number of times party A exercises its rights, unless it has acquired and held all the equity and assets of Zhuoxun Culture.

2.1.3 The authorized party agrees that Party A may appoint a third party as its representative to exercise the right of choice, but Party A shall notify the authorized party in writing in advance when exercising the right

2.2 Disposal Exercise Price

The authorized party agrees that when Party A exercises the right, all the exercise price obtained by the authorized party shall be presented to Zhuoxun Culture free of charge, or be transferred from the authorized party to Zhuoxun Culture by other ways agreed by Party A in writing.

2.3 Transfer Possession

The authorized party agrees that the option under this agreement can be transferred in part or in whole by Party A to a third party without prior consent of the authorized party. The third party shall be regarded as a party to this agreement, and the Contractor shall exercise the option according to the conditions of this Agreement and undertake the rights and obligations of Party A under this agreement.

2.4 Notice

If Party A exercises the right, it shall notify the authorized party in writing ten working days prior the delivery date (as defined below), and the notice shall specify the following terms:

2.4.1 The effective delivery date of the equity or assets after the exercise of the option (hereinafter referred to as the “delivery date”);

2.4.2 The name of the holder of the equity or assets that should be registered after the exercise of the option;

2.4.3 The number and proportion of shares purchased from the authorized person, or the details and quantity of assets

2.4.4 Exercise price and payment method;

2.4.5 Power of attorney (if the third party designated by Party A exercises the power on behalf of Party A).

The parties agree that Party A may at any time appoint a third party to exercise the right of option, register the equity or assets in the name of such third party.

2.5 Equity Transfer

Each time Party A exercises the option, within 10 working days from the date of receiving the exercise notice issued by Party A in accordance with Article 2.4 of this Agreement

(1) The authorized party shall instruct Zhuoxun Culture to hold a shareholders’ meeting in time. At the meeting, the resolution of shareholders’ meeting approving the authorized party to transfer the equity to Party A and / or the third party designated by it shall be passed;

(2) The authorized party shall sign a transfer agreement with Party A (or, if applicable, the third party designated by it) which is consistent in substance with the equity transfer agreement listed in Annex 1 of this agreement;

(3) Party B shall sign all other required contracts, agreements or documents, obtain all required government approval and consent, and take all necessary actions to transfer the effective ownership of the Purchased Equity to Party A and / or its designated third party without any security interest, Party A and (or) the third party designated by Party A shall become the registered owner of the Purchased Equity, and submit to Party A or the third party designated by Party A the latest business license, articles of association and other relevant documents issued or registered by relevant Chinese authorities. Such documents shall reflect the changes of equity, directors and legal representatives of Zhuoxun Culture.

2.6 Asset Transfer

Each time Party A exercises the option, within 10 working days from the date of receiving the exercise notice issued by Party A in accordance with Article 2.4 of this Agreement:

(1) Zhuoxun Culture shall timely hold (Executive) board meeting or shareholders’ meeting in accordance with its articles of association. At the meeting, Zhuoxun Culture shall pass a resolution approving the transfer of assets to Party A and / or the third party designated by Zhuoxun Culture

(2) Zhuoxun Culture shall sign the transfer agreement with Party A (or the third party designated by it if applicable) for the transfer of relevant assets;

(4) Zhuoxun Culture shall sign all other required contracts, agreements or documents, obtain all required government approval and consent, and take all necessary actions to transfer the effective ownership of the purchased assets to Party A and / or its designated third party without any security interest, And make Party A and / or the third party designated by Party A become the registered purchaser of the purchased assets (if applicable)

3. Statement and Commitment

The authorized party represents and warrants as follows:

3.1.1 Have complete right and authorization to sign and perform this Agreement;

3.1.2 The performance of this Agreement and the obligations under this Agreement does not violate the binding laws, regulations and other agreements, and does not require the approval or authorization of government departments;

3.1.3 There is no litigation, arbitration or other judicial or administrative proceedings pending or likely to substantially affect the performance of this Agreement;

3.1.4 It has disclosed to Party A all situations that may adversely affect the performance of this Agreement;

3.1.5 It has not been declared bankrupt and its financial position is sound

3.1.6 The equity of Zhuoxun Culture is free from any pledge, guarantee, liability and other third party’s rights and liabilities, and is free from recourse by the third party, except for the equity pledge agreement signed by Party A and Party B

3.1.7 It will not set any pledge, liabilities and other third party’s rights and burdens on its equity of Zhuoxun Culture, and will not dispose of its equity to Party A or other persons other than the third party designated by Party A by means of transfer, gift, pledge or any other means

3.1.8 The right of choice granted to Party A shall be exclusive, and the authorized party shall not grant the right of choice or similar rights to any person other than Party A or its designated third party in any other way

3.1.9 During the term of this agreement, the business of Zhuoxun Culture complies with the laws, regulations, regulations and other management regulations and guidelines issued by the competent government departments, and there is no violation of any of the above regulations, which will have a significant adverse impact on the business or assets of the company;

3.1.10 Maintain the existence of Zhuoxun Culture in accordance with good financial and commercial standards and practices. Prudently and effectively conduct its business and conduct its affairs, and use its best efforts to ensure that Zhuoxun Culture continues to operate with the necessary permits, licenses and approvals, and that such permits, licenses and approvals will not be cancelled, withdrawn or declared invalid;

3.1.11 At the request of Party A, provide all the operation and financial information of Zhuoxun Culture.

3.1.12 Before Party A (or the third party designated by Party A) exercises the right of option and obtains all equity or assets of Zhuoxun Culture, Zhuoxun Culture shall not do any of the following unless it obtains the written consent of Party A (or the third party designated by Party A)

(a) Sell, transfer, mortgage or otherwise dispose of any asset, business or income, or allow to set up any other security interest on it (except those arising in the normal or ordinary course of business or disclosed to Party A with Party A’s prior explicit written consent); and;

(b) Enter into a transaction that will materially and adversely affect its assets, liabilities, operations, equity and other legitimate rights (except those arising in the course of normal or daily business or disclosed to Party A with Party A’s prior explicit written consent);

(c) To distribute dividends and bonus to shareholders in any form;

(d) Incurs, inherits, guarantees or permits the existence of any debt, but (I) arises in the normal or ordinary course of business and not by way of borrowing money（ II) except for debts that have been disclosed to Party A and have been expressly agreed in writing by Party A in advance;

(e) Enter into any material contract, except in the normal course of business (for the purposes of this paragraph, if the value of a contract exceeds RMB 1 million, it shall be regarded as a material contract);

(f) To increase or decrease the registered capital of Zhuoxun Culture through the resolution of the shareholders’ meeting, or to change the structure of the registered capital separately;

(g)Supplement, change or modify the articles of association of Zhuoxun Culture in any form

(h) To merge or associate with any person, or to acquire or invest in any person

3.1.13 Before Party A (or the third party designated by Party A) exercises the right of option to acquire all equity or assets of Zhuoxun Culture, Party B shall not jointly or unilaterally carry out the following acts unless Party A (or the third party designated by Party A) expressly agrees in writing:

(a) Supplement, change or modify the articles of association of Zhuoxun Culture in any form, and such supplement, change or modification will substantially and adversely affect the assets, liabilities, operation, equity and other legal rights of Zhuoxun Culture (except for the case of capital increase in the same proportion to meet the legal requirements), or may affect this Agreement and Party A, Party B and Effective performance of other agreements signed by Zhuoxun Culture;

(b) Zhuoxun Culture to enter into a transaction that will substantially and adversely affect Zhuoxun Culture’s assets, liabilities, operations, equity and other legal rights (except those arising in the normal or daily business process or which have been disclosed to Party A and obtained Party A’s explicit written consent in advance); and;

(c) To urge the shareholders’ meeting of Zhuoxun Culture to pass the resolution of dividend distribution;

(d) Sell, transfer, mortgage or otherwise dispose of the legal or beneficial interest of any equity of Zhuoxun Culture at any time since the effective date of this contract, or allow to set any other security interest on it;

(e) Urge the board of shareholders of Zhuoxun Culture to approve the sale, transfer, mortgage or other disposal of the legal or beneficial interests of any equity, or allow the establishment of any other security interests on it;

(f) Urge the board of shareholders of Zhuoxun Culture to approve the merger or association of Zhuoxun Culture with any person, or the acquisition or investment of any person, or any other form of restructuring;

(g) Self-Liquidating, liquidation or dissolution of Zhuoxun Culture

3.1.14 Before Party A (or its designated third party) exercises the right of option to acquire all equity or assets of Zhuoxun Culture, Party B undertakes that:

(a) Immediately notify Party A in writing of any litigation, arbitration or administrative proceedings that have occurred or may occur with respect to the equity owned by Party A, or any circumstance that may have any adverse effect on such equity;

(b) Urge the shareholders’ meeting of Zhuoxun Culture to examine and approve the transfer of the Purchased Equity specified in this agreement, urge Zhuoxun Culture to amend its articles of association to reflect the transfer of equity from Party B to Party A and / or its designated third party, and other changes described in this agreement, and immediately apply to the competent authorities in China for approval (if such approval is required by law) and change registration, Urge Zhuoxun Culture to approve the appointment of Party A and / or the third party designated by Party A as the new director and new legal representative through the resolution of the shareholders’ meeting;

(c) In order to maintain its legal and effective ownership of the equity, sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate complaints or make all necessary and appropriate defenses against all claims

(d) Upon Party A’s request at any time, Party A shall transfer its equity unconditionally and immediately to the third party designated by Party A at any time, and give up its preemptive right to another existing shareholder for the above equity transfer;

(e) Strictly abide by the provisions of this contract and other contracts jointly or separately signed by Party B and Party A, earnestly perform the obligations under such contracts, and do not do any act / omission that may affect the validity and enforceability of such contracts.

3.2 Commitment

The authorized party undertakes to Party A that the authorized party shall bear all expenses arising from the equity transfer and go through all necessary procedures for Party A and / or its designated third party to become a shareholder of Zhuoxun Culture. The procedures include, but are not limited to, assisting Party A to obtain necessary approval from government departments for equity transfer, submitting equity transfer agreement, resolutions of shareholders’ meeting and other documents to relevant industrial and commercial administration departments, and amending articles of association, register of shareholders and other articles of Association documents

3.3 Party B hereby represents and warrants to party a jointly and severally on the date of signing this contract and each delivery date as follows:

(1) It has the power and ability to enter into and deliver this contract and any equity transfer agreement (each referred to as the “transfer agreement”) to which it is a party for each transfer of the Purchased Equity under this contract, and to perform its obligations under this contract and any transfer agreement. Once signed, this contract and each assignment agreement to which it is a party will constitute legal, valid and binding obligations, and can be enforced in accordance with its terms;

(2) Neither the signing and delivery of this contract or any assignment agreement nor the performance of its obligations under this contract or any assignment agreement will: (I) result in violation of any relevant Chinese laws and regulations（II) conflict with its articles of association or other organizational documents（III) result in a breach of any contract or instrument to which it is a party or by which it is bound（IV) result in a breach of any conditions relating to the grant and / or continued validity of any license or approval granted to it; Or (V) causes any license or approval granted to it to be suspended or revoked or subject to conditions;

(3) Party B shall have good and marketable ownership of all equity of Zhuoxun Culture. Party B does not have any security interest in the above equity;

(4) Zhuoxun Culture has no outstanding debts, except (I) debts incurred in the normal course of its business, and (II) debts disclosed to Party A and with the prior explicit written consent of Party A;

(5) Zhuoxun Culture complies with all laws and regulations applicable to the acquisition of equity and assets;

(6) At present, there are no ongoing or pending litigation, arbitration or administrative procedures related to the equity and assets of Zhuoxun Culture or Zhuoxun Culture.

3.4 Zhuoxun Culture represents and warrants as follows:

3.4.1 It has complete right and authorization to sign and in compliance with this agreement

3.4.2 The implementation of this Agreement and its obligations under its terms does not violate the binding laws, regulations and other agreements, and does not require the approval or authorization of government departments

3.4.3 There is no litigation, arbitration or other judicial or administrative proceedings pending or likely to substantially affect the performance of this Agreement;

3.4.4 Party B has disclosed to Party A all situations that may adversely affect the performance of this agreement

3.4.5 It has not been declared bankrupt and its maintained sound healthy financial condition

3.4.6 Except for those disclosed to Party A, there is no pledge, guarantee, liability or other third party’s burden on the assets of Zhuoxun Culture, and it is free from recourse of the third party, except for the equity pledge agreement signed by Party A and Party B

3.4.7 Without Party A’s prior written consent, it will not set any pledge, mortgage, liability and other third party’s rights and burdens on the assets it holds, and will not dispose of the assets it holds to any person other than Party A or the third party designated by Party A by means of transfer, gift, mortgage, pledge or any other means

3.4.8 The right of option granted to Party A shall be exclusive, and Zhuoxun Culture shall not grant the right of option or similar rights in any other way to any person other than Party A or its designated third party;

3.4.9 During the term of this agreement, the business of Zhuoxun Culture complies with the laws, regulations, regulations and other management regulations and guidelines issued by the competent government departments, and there is no violation of any of the above regulations, which will have a significant adverse impact on the business or assets of the company

3.4.10 Maintain the existence of Zhuoxun Culture in accordance with good financial and commercial standards and practices. Prudently and effectively conduct its business and conduct its affairs, and use its best efforts to ensure that Zhuoxun Culture continues to operate with the necessary permits, licenses and approvals, and that such permits, licenses and approvals will not be cancelled, withdrawn or declared invalid;

3.4.11 At the request of Party A, provide all the operation and financial information of Zhuoxun Culture

3.4.12 Take all reasonable and necessary measures to manage Zhuoxun Culture business and strive to maintain and increase the value of Zhuoxun Culture assets

4. Taxation

The taxes generated by each party during the exercise of this Agreement shall be borne by each party

5. Breach Agreement

5.1 If Party B or Party C violates this agreement or any of its representations and guarantees in this agreement, Party A may notify the defaulting party in writing, requiring it to correct the breach within ten days after receiving the notice, take corresponding measures to effectively and timely avoid the occurrence of damage, and continue to perform this agreement. In case of any damage, the breaching party shall compensate Party A so that Party A can obtain all the rights and interests it deserves when performing the contract.

5.2 If Party B or Party C fails to correct the breach within ten days after receiving the notice in accordance with the above-mentioned 5.1, Party A has the right to require the breaching party to compensate Party A for any expenses, liabilities or losses (including but not limited to the interest paid or lost by Party A due to the breach of contract and the attorney’s fees). Meanwhile, Party A has the right to implement the equity transfer agreement attached to this agreement to transfer the equity held by Party B to Party A and / or the third party designated by Party A

6. Jurisdiction and Disputes

6.1 Jurisdiction Law

The laws of the people’s Republic of China shall be applicable to this agreement, including but not limited to the completion, performance, validity and interpretation of this agreement.

6.2 Friendly Negotiation

In case of any dispute arising from the interpretation or performance of this agreement, the parties shall settle the dispute through friendly negotiation or mediation by an intermediate third party. If the dispute cannot be settled by the above-mentioned means, it shall be submitted to the arbitration authority for settlement within 30 days from the date of the above-mentioned relevant discussion

6.3 Arbitration

Any dispute arising from this Agreement shall be submitted to China International Economic and Trade Arbitration Commission (Beijing) for arbitration in accordance with its arbitration rules. The place of arbitration shall be Beijing. The arbitration award shall be final and binding on all parties.

7. Confidential

7.1 Confidential Information

The contents of this Agreement and its attachments shall be kept confidential. The parties shall not disclose any information of this agreement to any third party (except with the prior written consent of the parties). This clause shall survive the termination of this agreement.

7.2 Exceptions

If confidential information should be disclosed in accordance with laws, court decisions, arbitration awards and decisions or requirements of government authorities, securities regulatory authorities, stock exchanges and stock exchange institutions, the disclosure of such information shall not be deemed as a violation of Article 7.1 above

8. Others

8.1 Completion of the Agreement

The parties hereby confirm that this agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. This Agreement constitutes all the parties to the agreement on the subject matter involved in the agreement. If any previous discussions, negotiations and agreements are inconsistent with this agreement, this Agreement shall prevail. This Agreement shall be amended by the parties in writing. The annex to this agreement is an integral part of this Agreement and has the same effect as this Agreement

8.2 Notice

8.2.1 All notices given by the parties to this Agreement for the performance of their rights and obligations under this Agreement shall be made in writing and sent by hand delivery, registered mail, prepaid mail, recognized courier service, or fax to the following addresses of the party or parties concerned:

Party A:

Beijing Fengyuan Zhihui Education Technology Co., Ltd.

Address: Room 515, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing

Fax:

Phone:138-3888-4833

Recipient: Ru Zhang

Party B:

Yulong Yi,

Phone: [*]

Address: Jizhang Village,Gaocun Town, Yiyang County, Henan Province

Recipient: Yulong Yi

Ru Zhang,

Phone: [*]

Address: Cuidiwan Building 25,Door 1, 15 Street, Nanchang Road,Jianxi District, Luoyang City, Henan Province

Recipient: Ru Zhang

Shaowei Peng,

Phone: [*]

Address: Siling Village,Lianzhuang Town, Yiyang County, Henan Province

Recipient: Shaowei Peng

Boyu Zhu,

Phone: [*]

Address: Huayuan Building 12,#3, Room 602, Manda Road, Manzhouli City, Neimenggu Province

Recipient: Boyu Zhu

Junwei Cao,

Phone: [*]

Address: Shuizhai Village 1, Shuizhai Town, Yichuan County, Henan Province.

Recipient: Junwei Cao

Zhenlei Li,

Phone: [*]

Address: Yanligou Village 59,Gaocun Town, Yiyang County, Henan Province

Recipient: Zhenlei Li

Xiangle Sun,

Phone: [*]

Address: Sun Village 3, Minggao Town, Yichuan County, Henan Province

Recipient: Xiangle Sun

Wanwu Kang,

Phone: [*]Address: Goucun #2, Limiao Town, Nanzhang County, Hubei Province

Recipient: Wanwu Kang

Fengying Yu,

Phone: [*]

Address: Tucheng Village, Liusumu Town, Liangcheng County, Wulanchabu City, Neimenggu Province

Recipient: Fengying Yu

Zhe Wang,

Phone: [*]

Address: Weiyi Road #3 Yard, Building 2, 39, Jinshui District, Zhengzhou City

Recipient: Zhe Wang

Yue Wang,

Phone: [*]

Address: Xingfu Street 75, Chongwen District, Beijing

Recipient: Yue Wang

Party C:

Beijing Zhuoxun Century Culture Communication Co., Ltd
Address: Room 513, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing
Fax: [    ]

Phone: 010-6372-1372

Recipient: Boyu Zhu

8.2.2 A notice or letter shall be deemed to have been served under the following circumstances

8.2.2.1 If the fax is delivered by fax, the date record on the fax shall prevail. However, if the fax is delivered later than 5 pm or on a non working day in the place of delivery, the next working day of the date record on the fax shall be the date of delivery;

8.2.2.2 If it is delivered by hand (including express mail), the date of receipt shall prevail;

8.2.2.3 If it is delivered by registered mail, the 15th day after the date on the receipt of the registered mail shall prevail.

8.2.3 Restrictions

This Agreement shall be binding on all parties

8.3 Language

This agreement is made in thirteen copies, written in Chinese, with each party holding one copy

8.4 Days and Working days

“Day” referred to in this Agreement shall be the date on the calendar; The “working days” referred to in this Agreement are from Monday to Friday

8.5 Headings

The headings of this Agreement are for convenience only and shall not be used for the interpretation of this agreement

8.6 Supplementary

The obligations, promises and liabilities of the authorized party to Party A under this Agreement are separate and joint, and the authorized parties shall bear joint and several liabilities. As far as Party A is concerned, the default of any one of the authorized parties will automatically constitute the default of the authorized party

8.7 Pending Issues

For matters not specified in this agreement, the parties shall settle them through negotiation in accordance with the laws of the people’s Republic of China

Signature Page Only

Party A: Beijing Fengyuan Zhihui Education Technology Co., Ltd.

Authorized Representative:

[company’s seal]

Signature Page Only

Party B:

Yulong Yi	Ru Zhang

/s/ Yulong Yi	/s/ Ru Zhang

Shaowei Peng	Boyu Zhu

/s/ Shaowei Peng	/s/ Boyu Zhu

Junwei Cao	Zhenlei Li

/s/ Junwei Cao	/s/ Zhenlei Li

Xiangle Sun	Wanwu Kang

/s/ Xiangle Sun	/s/ Wanwu Kang

Fengying Yu	Zhe Wang

/s/ Fengying Yu	/s/ Zhe Wang

Yue Wang

/s/ Yue Wang

Signature Page Only

Party C: Beijing Zhuoxun Century Culture Communication Co., Ltd.

Authorized Representative:

[company’s seal]

Attachment 1: Equity Transfer Agreement

Equity Transfer Agreement

This equity transfer agreement (hereinafter referred to as “this Agreement”) is signed by and between the following parties in Beijing on the day of [    ]

Party A: Beijing Fengyuan Zhihui Education Technology Co., Ltd.

Address: Room 515, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing

Party B:

Yulong Yi, ID No. [*]

Address: Jizhang Village, Gaocun Town, Yiyang County, Henan Province

Ru Zhang, ID No. [*]

Address: Cuidiwan Building 1 1402, 15 Street, Nanchang Road, Jianxi District, Luoyang City, Henan Province

Shaowei Peng, ID No. [*]

Address: Siling Village, Lianzhuang Town, Yiyang County, Henan Province

Boyu Zhu, ID No.15210219930117122X

Address: Huayuan Building 12, #3, Room 602, Manda Road, Manzhouli City, Neimenggu Province

Junwei Cao, ID No. [*]

Address: Shuizhai Village #1, Shuizhai Town, Yichuan County, Henan Province

Zhenlei Li, ID No. [*]

Address: Yanligou Village 59, Gaocun Town, Yiyang County, Henan Province

Xiangle Sun, ID No. [*]

Address: Sun Village #3, Minggao Town, Yichuan County, Henan Province

Wanwu Kang, ID No. [*]

Address: Gou Village #2, Limiao Town. Nanzhang County, Hubei Province

Fengying Yu, ID No. [*]

Address: Tucheng Village, Liusumu Town, Liangcheng County, Wulanchabu City, Neimenggu Province

Zhe Wang, ID No. [*]Address: Weiyi Road #3 Yard, Building 2, 39,Jinshui District,Zhengzhou City

Yue Wang, ID No. [*]

Address: Xingfu Street 75, Chongwen Road,Beijing

Party C:

Beijing Zhuoxun Century Culture Communication Co., Ltd.

( hereinafter referred to as “Zhuoxun Culture”)

Address: Room 513, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing

In this contract, Party A, Party B and Party C are hereinafter referred to as “party” and collectively as “parties”.

As

1. Party A is a wholly foreign-owned enterprise registered and existing in the people’s Republic of China (hereinafter referred to as “China”);

2. Party C is a wholly domestic company registered in Beijing, China. At present, Party B holds 100% equity of Party C (hereinafter referred to as “relevant equity”); and

3. Party B is willing to transfer part or all of Party C’s equity to Party A and / or its designated third party when Party A and / or its designated third party exercise its option in accordance with the relevant provisions of the equity disposal agreement signed by Party A and Party A on [    ] and Party A and / or its designated third party agree to transfer the equity (hereinafter referred to as “equity transfer”).

Accordingly, the two parties have reached the following agreement through consultation:

1. Equity Transfer

1.1 Party B agrees to transfer the relevant equity to Party A. among Party B, Yulong Yi transfers 53% equity; among Party B, Ru Zhang transfers 11% equity; among Party B, Shaowei Peng transfers 5% equity; among Party B, Boyu Zhu transfers 5% equity; among Party B, Junwei Cao transfers 5% equity; among Party B, Zhenlei Li transfers 5% equity; among Party B, Xiangle Sun transfers 5% equity; among Party B, Wanwu Kang transfers 4% equity; among Party B, Fengying Yu transfers 3% equity; among Party B, Zhe Wang transfers 2.5% equity; among Party B, Yue Wang transfers 1.5% equity. Party A agrees to accept such transfer. After the transfer, Party A holds 100% of the equity of Party C.

1.2 As consideration for equity transfer, Party A shall pay RMB to Yulong Yi of Party B___ Yuan, to Ru Zhang of Party B____ Yuan, to Shaowei Peng of Party B____ Yuan,to Boyu Zhu of Party B____ Yuan, to Junwei Cao of Party B____ Yuan, to Zhenlei Li of Party B____ Yuan, to Xiangle Sun of Party B____ Yuan, to Wanwu Kang of Party B____ Yuan,t o Fengying Yu of Party B____ Yuan, to Zhe Wang of Party B____ Yuan,to Yue Wang of Party B____ Yuan, in accordance with Article 2.

1.3 Party B agrees to the equity transfer under this article, and is willing and will urge other shareholders of Party C (except Party B) to sign necessary documents including the resolution of the shareholders’ meeting and the letter of giving up preemptive purchase of relevant equity, and assist in handling other necessary procedures for equity transfer

1.4 Party B and Party C shall be jointly and separately responsible for taking all necessary actions, including but not limited to signing this agreement, passing resolutions of the shareholders’ meeting, amendments to the articles of association, etc., to realize the transfer of equity from Party B to Party A, And shall be responsible for completing all government approval or industrial and commercial registration and filing procedures within 10 working days from the date Party A issues the notice of exercise in accordance with the provisions of the equity disposal agreement, so as to make Party A the registered owner of such equity.

2. Equity Transfer Payment

2.1 Party A shall pay RMB to Yulong Yi ___ Yuan, to Ru Zhang____ Yuan, to Shaowei Peng ____ Yuan, to Boyu Zhu ___ Yuan, to Junwei Cao ____ Yuan, to Zhenlei Li ____ Yuan, to Xiangle Sun____ Yuan, to Wanwu Kang ____ Yuan, to Fengying Yu ____ Yuan, to Zhe Wang ____ Yuan, to Yue Wang ____ Yuan within 5 working days after signing this agreement.

2.2 Party B shall issue appropriate receipt to Party A within 5 working days after receiving each payment mentioned in Article 2.1.

3. Proclamation and Commitment

3.1 Each party hereby represents and warrants as follows:

(a) The party is a legally established and existing company or an individual with full capacity for civil conduct, and has complete power and ability to sign and perform this Agreement and other documents related to this agreement required to achieve the purpose of this Agreement;

(b) Such party has taken or will take all necessary actions to properly and effectively authorize the signing, delivery and performance of this Agreement and all other documents related to the transactions under this agreement, and such signing, delivery and performance does not violate any relevant laws, regulations and government regulations, and does not infringe the legitimate rights and interests of any third party

3.2 Party B and Party C jointly and separately declare and guarantee to Party A as follows:

(a) Party B currently legally and effectively holds 100% of the equity of Party C. Party B’s acquisition and holding of the equity does not violate any laws and regulations or government decisions, nor does it violate the interests and rights of any third party;

(b) Party C is a limited liability company duly established and validly existing in accordance with the laws of China, which has complete rights and behavioral capabilities, has the right to own, dispose and operate its assets and business, and to carry out its business which is currently in progress or planned. Party C has obtained all the licenses, qualification certificates or other governmental departments’ approval, approval, filing or registration procedures for all the business described in its business license;

(c) Party C has not violated any relevant laws and regulations or government regulations since its establishment;

(d)There is no security interest or any other third party rights in the equity of Party C held by Party B, unless otherwise agreed by both parties

(e) This party has not omitted to provide Party A with any documents or information about Party C or its business that may affect its decision to enter into this Agreement;

(f)Prior to the completion of the equity transfer, such party will not authorize or cause to be issued or promised to issue new equity in addition to the equity already issued on the date of signing this agreement by any act or omission, and will not change the registered capital or shareholder structure of Party C in any form

4. Validation

This agreement is signed and effective on the date first above written.

5. Disputes

In case of any dispute between the parties on the interpretation and performance of the terms under this agreement, the parties shall negotiate in good faith to resolve the dispute. If both parties fail to reach an agreement on the settlement of the dispute within 30 days after one party’s request for the settlement of the dispute through negotiation, either party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its current arbitration rules. The place of arbitration shall be Beijing; The language of arbitration shall be Chinese. The arbitration award shall be final and binding on both parties.

6. Validity

The validity, interpretation and enforcement of this Agreement shall be governed by the laws of China.

7. Amendment, Supplementary

The parties shall amend and supplement the agreement by written agreement. The Amendment Agreement and supplementary agreement on this agreement properly signed by all parties are an integral part of this Agreement and have the same legal effect as this agreement.

8. The divisibility of protocol

If any provision of this agreement is invalid or unenforceable due to inconsistency with the relevant law, it shall be void or unenforceable only within the relevant legal jurisdiction and shall not affect the legal effect of other provisions of this agreement

9. Agreement Attachment

Any annex to this agreement is an integral part of this Agreement and has the same legal effect as this agreement.

10. Others

10.1 This agreement is made in Chinese in thirteen copies, one for each party.

10.2 If Party A designates any third party to exercise the option, Party A and / or the third party designated by Party A shall, as the case may be, refer to Party A in this equity transfer agreement

No Content

Signature Page Only

Party A: Beijing Fengyuan Zhihui Education Technology Co., Ltd.

Authorized Representative:

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Signature Page Only

Party B:

Yulong Yi	Ru Zhang

Shaowei Peng	Boyu Zhu

Junwei Cao	Zhenlei Li

Xiangle Sun	Wanwu Kang

Fengying Yu	Zhe Wang

Yue Wang

Signature Page Only

Party C

Beijing Zhuoxun Century Culture Communication Co., Ltd.

Authorized Representative:

[    ]